[Item G.1.b.iv]

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

(the "Fund")

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or RVMTP Shares, and certain additional persons are required to report their transactions in the Fund's Common Stock or RVMTP Shares to the SEC and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended February 28, 2025, such persons complied with all filing requirements applicable to such persons, except Bank of America Corporate Center, whose Form 4 to report thirty transactions in fund shares was filed late. In making this disclosure, the Fund has relied solely on written representations of certain of such persons and reports furnished to it.